Exhibit 10.2

PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

PENN VIRGINIA CORPORATION

2016 MANAGEMENT INCENTIVE PLAN

This Performance Restricted Stock Unit Award Agreement (this “Agreement”) is made as of the [●] day of [●] 20[●] (the “Grant Date”) between Penn Virginia Corporation (the “Company”), and [●] (“Participant”), and is made pursuant to the terms of the Penn Virginia Corporation 2016 Management Incentive Plan (the “Plan”). Any capitalized term used herein but not defined shall have the meaning set forth in the Plan.

Section 1. Grant of Restricted Stock Units. The Company hereby grants to Participant, subject to the terms and conditions set forth in this Agreement and the Plan, a Restricted Stock Unit Award consisting of [●] restricted stock units (“Restricted Stock Units”), provided that, except as otherwise provided in this Agreement, the final number of Restricted Stock Units earned by the Participant (if any) shall be determined on the vesting date in accordance with the performance criteria set forth on Schedule I-A, Schedule I-B and Schedule I-C (each, a “Schedule” and collectively, the “Schedules”), as applicable. The Restricted Stock Units will be divided into thirds (each one-third portion of the Restricted Stock Units referred to as the “Target Restricted Stock Units”), with one-third subject to the performance criteria for the First Performance Period set forth on Schedule I-A, one-third subject to the performance criteria for the Second Performance Period set forth on Schedule I-B and the remaining one-third subject to the performance criteria for the Third Performance Period set forth on Schedule I-C. As used in this Agreement, “Performance Period” shall refer to any of the First, Second or Third Performance Periods, as applicable. Subject to the terms and conditions set forth in this Agreement and the Plan, each Restricted Stock Unit represents the right to receive one share of Common Stock.

Section 2. Vesting of the Restricted Stock Units.

(a) Generally. On the last day of each Performance Period, the number of Target Restricted Stock Units that are earned (if any) for such Performance Period shall be based on the extent to which the Company has satisfied the performance conditions set forth on the applicable Schedule to this Agreement, subject to Participant’s continuous Service with the Company through the last day of the applicable Performance Period.

(b) Qualified Liquidity Event. Upon the occurrence of a Qualified Liquidity Event, the number of Restricted Stock Units that shall immediately vest shall be determined in accordance with each of the Schedules, subject to Participant’s continuous Service with the Company through the date of such Qualified Liquidity Event.

Section 3. Termination of Service. Upon the occurrence of a termination of Participant’s Service, the Restricted Stock Units shall be treated as set forth below.

(a) Qualifying Termination. Upon the occurrence of a termination of Participant’s Service (i) by the Company without Cause, (ii) by the Participant for Good Reason (as defined below) or (iii) due to Participant’s death or Disability (as defined below), a number of Restricted Stock Units shall vest as follows:

(1)	If the date of death or the date on which employment is terminated, as applicable (the “Termination Date”), is prior to the end of the First Performance Period, then the Participant shall vest in the number of Restricted Stock Units that is equal to the total of (A)(i) one-third times (ii) the number of Restricted Stock Units times (iii) a fraction, the numerator of which is that number of days during the period commencing on January 1, 2017 and ending on the Termination Date, and the denominator of which is one thousand ninety-five (1,095); plus (B)(i) one-third times (ii) the number of Restricted Stock Units times (iii) a fraction, the numerator of which is that number of days during the period commencing on January 1, 2017 and ending on the Termination Date, and the denominator of which is one thousand four hundred sixty (1,460); plus (C)(i) one-third times (ii) the number of Restricted Stock Units times (iii) a fraction, the numerator of which is that number of days during the period commencing on January 1, 2017 and ending on the Termination Date, and the denominator of which is one thousand eight hundred twenty-five (1,825); or

(2)	If the Termination Date is after the end of the First Performance Period but prior to the end of the Second Performance Period, then the Participant shall vest in the number of Restricted Stock Units that is equal to the total (A)(i) one-third times (ii) the number of Restricted Stock Units times (iii) a fraction the numerator of which is that number of days during the period commencing on January 1, 2017 and ending on the date of death or the date on which employment is terminated, as applicable, and the denominator of which is one thousand four hundred sixty (1,460) plus (B)(i) one-third times (ii) the number of Restricted Stock Units times (iii) a fraction the numerator of which is that number of days during the period commencing on January 1, 2017 and ending on the date of death or the date on which employment is terminated, as applicable, and the denominator of which is one thousand eight hundred twenty-five (1,825); or

(3)	If the Termination Date is after the end of the Second Performance Period but prior to the end of the Third Performance Period, then the Participant shall vest in the number of Restricted Stock Units that is equal to the total (i) one-third times (ii) the number of Restricted Stock Units times (iii) a fraction, the numerator of which is that number of days during the period commencing on January 1, 2017 and ending on the Termination Date, and the denominator of which is one thousand eight hundred twenty-five (1,825).

(b) Definitions. For purposes of this Agreement, the terms set forth below shall have the following respective meanings:

(i)	“Disability” shall mean a disability that entitles the Participant to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan.

(ii)	Unless otherwise provided in a written employment agreement between the Participant and the Company, “Good Reason” shall mean: (i) a reduction in the Participant’s authority, duties, titles, status or responsibilities from those in effect as of the Grant Date or the assignment to the Participant of duties or responsibilities inconsistent in any respect with those in effect as of the Grant Date, but excluding any act or omission by the Company that is immaterial, isolated, insubstantial and inadvertent and which was not taken in bad faith by the Company and is remedied by the Company promptly after receipt of notice thereof given by the Participant or (ii) the relocation by more than one hundred (100) miles of the Company’s office at which the Participant is based as of the Grant Date or the Company requiring the Participant to be based at any office other than the Company’s office at which the Participant is based as of the Grant Date, if the new office location is more than fifty (50) miles away from the original office location (for the avoidance of doubt. The Participant shall give the Company notice within ninety (90) days following an act or omission to act by the Company constituting Good Reason hereunder of the Participant’s intent to resign for Good Reason, and the Company shall have thirty (30) days from the date of such notice to cure the circumstances or events giving rise to the Participant’s right to resign for Good Reason, if capable of being cured, so as to eliminate the existence of Good Reason for the Participant’s resignation. In the event the Company does not cure such circumstances or events, then unless the Participant terminates his employment upon the expiration of the foregoing thirty (30)-day cure period, the Participant’s continued employment after the expiration of such thirty (30)-day cure period shall constitute the Participant’s consent to, and waiver of the Participant’s rights with respect to, such act or failure to act.

(c) Other Terminations of Service. Upon the occurrence of a termination of Participant’s Service for any reason other than as provided in Section 3(a), all unvested Restricted Stock Units shall be forfeited and cancelled and Participant shall not be entitled to any compensation or other amount with respect thereto.

Section 4. Settlement. Any Restricted Stock Units that become vested and non-forfeitable pursuant to Section 2 or Section 3 (“Vested RSUs”) shall be settled as soon as administratively practicable following the vesting date, but in no event later than March 15th of the year following the year in which such vesting date occurs. Vested RSUs will be settled, unless otherwise determined by the Committee, by the Company through the delivery to the Participant of a number of shares of Common Stock equal to the number of Vested RSUs.

No fractional shares of Common Stock shall be issued, and the value of any such fractional share shall be paid to Participant in cash at Fair Market Value.

Section 5. Restrictions on Transfer. No Restricted Stock Units may be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by Participant, except by will or by the laws of descent and distribution. In the event that Participant becomes legally incapacitated, Participant’s rights with respect to the Restricted Stock Units shall be exercisable by Participant’s legal guardian or legal representative. The Restricted Stock Units shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Restricted Stock Units contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon any Restricted Stock Units, shall be null and void and without effect.

Section 6. Investment Representation. Upon any acquisition of the shares of Common Stock underlying the Restricted Stock Units at a time when there is not in effect a registration statement under the Securities Act relating to the shares of Common Stock, Participant hereby represents and warrants, and by virtue of such acquisition shall be deemed to represent and warrant, to the Company that such shares of Common Stock shall be acquired for investment and not with a view to the distribution thereof, and not with any present intention of distributing the same, and Participant shall provide the Company with such further representations and warranties as the Company may reasonably require in order to ensure compliance with applicable federal and state securities, blue sky and other laws. No shares of Common Stock underlying the Restricted Stock Units shall be acquired unless and until the Company and/or Participant have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction, unless the Committee reasonably determines that Participant may acquire such shares of Common Stock pursuant to an exemption from registration under the applicable securities laws.

Section 7. Adjustments. The Restricted Stock Units granted hereunder shall be subject to the provisions of Section 4.2 of the Plan.

Section 8. No Right of Continued Service. Nothing in the Plan or this Agreement shall confer upon Participant any right to continued Service with the Company or any Affiliate.

Section 9. Limitation of Rights; Dividend Equivalents. Participant shall not have any privileges of a stockholder of the Company with respect to any Restricted Stock Units, including, without limitation, any right to vote any shares of Common Stock underlying such Restricted Stock Units or to receive dividends or other distributions or payments of any kind in respect thereof or exercise any other right of a holder of any such securities, unless and until there is a date of settlement and issuance to Participant of the underlying shares of Common Stock. Notwithstanding the foregoing, the Restricted Stock Unit Award granted hereunder is hereby granted in tandem with corresponding dividend equivalents with respect to each share of Common Stock underlying the Restricted Stock Unit Award granted hereunder (each, a “Dividend Equivalent”), which Dividend Equivalent shall remain outstanding from the Grant Date until the earlier of the settlement or forfeiture of the Restricted Stock Unit to which it corresponds. Participant shall be entitled to accrue payments equal to dividends declared, if any, on the Common Stock underlying the Restricted Stock Unit to which such Dividend Equivalent relates, payable in cash and subject to the vesting of the Restricted Stock Unit to which it relates, at the time the Common Stock underlying the Restricted Stock Unit is settled and delivered to Participant pursuant to Section 4; provided, however, if any dividends or distributions are paid in shares of Common Stock, the shares of Common Stock shall be deposited with the Company, shall be deemed to be part of the Dividend Equivalent, and shall be subject to the same vesting requirements, restrictions on transferability and forfeitability as the Restricted Stock Units to which they correspond. Dividend Equivalents shall not entitle Participant to any payments relating to dividends declared after the earlier to occur of the settlement or forfeiture of the Restricted Stock Units underlying such Dividend Equivalents.

Section 10. Construction. The Restricted Stock Unit Award granted hereunder is granted pursuant to the Plan and is in all respects subject to the terms and conditions of the Plan. Participant hereby acknowledges that a copy of the Plan has been delivered to Participant and accepts the Restricted Stock Unit Award hereunder subject to all terms and provisions of the Plan, which are incorporated herein by reference. In the event of a conflict or ambiguity between any term or provision contained herein and a term or provision of the Plan, the Plan will govern and prevail. The construction of and decisions under the Plan and this Agreement are vested in the Board, whose determinations shall be final, conclusive and binding upon Participant.

Section 11. Notices. Any notice hereunder by Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company at the Company’s principal executive offices. Any notice hereunder by the Company shall be given to Participant in writing at the most recent address as Participant may have on file with the Company.

Section 12. Governing Law. This Agreement shall be construed and enforced in accordance with, the laws of the Commonwealth of Virginia, without giving effect to the choice of law principles thereof.

Section 13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

Section 14. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Section 15. Section 409A. This Agreement is intended to comply with Section 409A of the Code (“Section 409A”) or an exemption thereunder and shall be construed and administered in accordance with Section 409A. Notwithstanding any other provision of the Plan or this Agreement, payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption. Any payments under this Agreement that may be excluded from Section 409A shall be excluded from Section 409A to the maximum extent possible. The Restricted Stock Units granted hereunder shall be subject to the provisions of Section 13.3 of the Plan. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A, and in no event shall the Company or any of its Subsidiaries or Affiliates be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Participant on account of non-compliance with Section 409A or otherwise.

Section 16. Entire Agreement. Participant acknowledges and agrees that this Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and thereof, superseding any and all prior agreements whether verbal or otherwise, between the parties with respect to such subject matter. Except as otherwise expressly set forth herein, the terms and conditions of the Restricted Stock Units will not be governed or affected by the terms of Participant’s employment agreement or offer letter, or any severance, change of control or similar agreement or policy of the Company or any Affiliate to which Participant may be party or by which he or she may be covered.

Section 17. Clawback. The Restricted Stock Unit Award will be subject to recoupment in accordance with any clawback or recoupment policy of the Company, including without limitation, any clawback or recoupment policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

Section 18. Tax Withholding. This Agreement and the Restricted Stock Units shall be subject to withholding in accordance with Section 13.4 of the Plan, including the net settlement provision therein, Section 13.4(c).

Section 19. Lock-Up Period. If so requested by the Company in connection with a material transaction or by the Company or the underwriters in connection with a public offering, Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired without the prior written consent of the Company or such underwriters, as the case may be, for up to 180 days from the effective date of the registration statement, if applicable and such additional period as may be required by applicable law, exchange rules or regulations or requested by the Company, and Participant shall execute an agreement reflecting the foregoing as may be requested by the underwriters or the Company at the time of such offering.

Section 20. Certain Excise Taxes. Notwithstanding anything to the contrary in this Agreement, if Participant is a “disqualified individual” (as defined in Section 280G(c) of the Code), and the payments provided for under this Agreement, together with any other payments and benefits which Participant has the right to receive from the Company or any of its Affiliates, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the payments provided for under this Agreement shall be either (a) reduced (but not below zero) so that the present value of such total amounts and benefits received by Participant from the Company and its Affiliates will be one dollar ($1.00) less than three times Participant’s “base amount”(as defined in Section 280G(b)(3) of the Code) and so that no portion of such amounts and benefits received by Participant shall be subject to the excise tax imposed by Section 4999 of the Code or (b) paid in full, whichever produces the better net after-tax position to Participant (taking into account any applicable excise tax under Section 4999 of the Code and any other applicable taxes). The determination as to whether any such reduction in the amount of the payments provided hereunder is necessary shall be made by the Company in good faith. If a reduced payment is made or provided and through error or otherwise that payment, when aggregated with other payments and benefits from the Company (or its Affiliates) used in determining if a parachute payment exists, exceeds one dollar ($1.00) less than three times Participant’s base amount, then Participant shall immediately repay such excess to the Company upon notification that an overpayment has been made. Nothing in this Agreement shall require the Company (or any of its Affiliates) to be responsible for, or have any liability or obligation with respect to, Participant’s excise tax liabilities under Section 4999 of the Code.

(SIGNATURES ON FOLLOWING PAGE)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

PENN VIRGINIA CORPORATION

By:
Name:
Title:

PARTICIPANT

Name:
Date:

Schedule I-A

Performance Condition for the First Performance Period

The number of Target Restricted Stock Units that vest pursuant to Section 2(a) of the Agreement and this Schedule I-A shall be determined by the achievement of the metrics as shown in the chart below during the 3-year period commencing January 1, 2017 and ending December 31, 2019 (the “First Performance Period”). Such Vested RSUs, if any, will be settled in accordance with Section 4 of the Agreement.

	Payout as a Percentage of the Target Restricted Stock Units

Performance Delta	Positive Share Price Appreciation	Negative Share Price Appreciation
30 or Greater	200%	100%
25	180%	90%
20	160%	80%
15	140%	70%
10	120%	60%
0	100%	50%
-5	75%	38%
-10	50%	25%
Less than -10.01	0%	0%

Per the chart above, the number of Target Restricted Stock Units earned is based on both the Performance Delta and whether the Company Share Price Appreciation is positive or negative. The achievement of the performance criteria shall be determined by the Committee after the conclusion of the First Performance Period, but no later than March 15, 2020. If the Company Share Price Appreciation is positive, then the number of Target Restricted Stock Units granted in Section 1 of the Agreement shall be multiplied by the percentage in the column of the chart labeled “Positive Share Price Appreciation” based on the Performance Delta to determine the number of earned Restricted Stock Units (if any); if the Company Share Price Appreciation is negative, then the number of Target Restricted Stock Units granted in Section 1 of the Agreement shall be multiplied by the percentage in the column of the chart labeled “Negative Share Price Appreciation” based on the Performance Delta to determine the number of earned Restricted Stock Units (if any). In determining the level of performance achieved and the number of Restricted Stock Units earned, the Committee will interpolate between the points on the above chart and shall have the discretion to adjust the number of Restricted Stock Units earned upward or downward, but in no event shall more than 200% of the Target Restricted Stock Units be earned.

Qualified Liquidation Event. If a Qualified Liquidation Event occurs prior to the end of the First Performance Period, then the number of Target Restricted Stock Units that vest pursuant to Section 2(b) of the Agreement and this Schedule I-A (if any) shall be determined based on the achievement of the performance metrics as described above as if the last day of the First

Schedule 1-A

Performance Period was the date of such Qualified Liquidity Event. For the avoidance of doubt, a Qualified Liquidation Event that occurs following the end of the First Performance Period shall have no effect on the number of Target Restricted Stock Units payable pursuant to this Schedule I-A.

For purposes of this Schedule I-A, the terms set forth below shall have the following respective meanings:

“Beginning Company Share Price” shall be equal to volume weighted average closing price of a share of Common Stock for the 10 trading days preceding the first day of the First Performance Period.

“Beginning Index Share Price” shall be equal to volume weighted average closing price of the Dow Jones iShares U.S. Oil & Gas Exploration & Production ETF for the 10 trading days preceding the first day of the First Performance Period.

“Company Share Price Appreciation” shall be equal to the difference between (i) the volume weighted average closing price of a share of Common Stock for the 10 trading days preceding the last day of the First Performance Period and (ii) the Beginning Company Share Price.

“Index Share Price Appreciation” shall be equal to the difference between (i) the volume weighted average closing price of the Dow Jones iShares U.S. Oil & Gas Exploration & Production ETF for the 10 trading days preceding the last day of the First Performance Period and (ii) the Beginning Index Share Price.

“Performance Delta” shall be equal to the difference between (A)(i)the Company Share Price Appreciation divided by (ii) the Beginning Company Share Price, expressed as a percentage and (B)(iii)the Index Share Price Appreciation divided by (iv) the Beginning Index Share Price, expressed as a percentage.

Schedule 1-A

Schedule I-B

Performance Condition for the Second Performance Period

The number of Target Restricted Stock Units that vest pursuant to Section 2(a) of the Agreement and this Schedule I-B shall be determined by the achievement of the metrics as shown in the chart below during the 3-year period commencing January 1, 2018 and ending December 31, 2020 (the “Second Performance Period”). Such Vested RSUs, if any, will be settled in accordance with Section 4 of the Agreement.

	Payout as a Percentage of the Target Restricted Stock Units

Performance Delta	Positive Share Price Appreciation	Negative Share Price Appreciation
30 or Greater	200%	100%
25	180%	90%
20	160%	80%
15	140%	70%
10	120%	60%
0	100%	50%
-5	75%	38%
-10	50%	25%
Less than -10.01	0%	0%

Per the chart above, the number of Target Restricted Stock Units earned is based on both the Performance Delta and whether the Company Share Price Appreciation is positive or negative. The achievement of the performance criteria shall be determined by the Committee after the conclusion of the Second Performance Period, but no later than March 15, 2021. If the Company Share Price Appreciation is positive, then the number of Target Restricted Stock Units granted in Section 1 of the Agreement shall be multiplied by the percentage in the column of the chart labeled “Positive Share Price Appreciation” based on the Performance Delta to determine the number of earned Restricted Stock Units (if any); if the Company Share Price Appreciation is negative, then the number of Target Restricted Stock Units granted in Section 1 of the Agreement shall be multiplied by the percentage in the column of the chart labeled “Negative Share Price Appreciation” based on the Performance Delta to determine the number of earned Restricted Stock Units (if any). In determining the level of performance achieved and the number of Restricted Stock Units earned, the Committee will interpolate between the points on the above chart and shall have the discretion to adjust the number of Restricted Stock Units earned upward or downward, but in no event shall more than 200% of the Target Restricted Stock Units be earned.

Qualified Liquidation Event. If a Qualified Liquidation Event occurs, then the number of Target Restricted Stock Units that vest pursuant to Section 2(b) of the Agreement and this Schedule I-B (if any) shall be determined based on the achievement of the performance metrics as described above as if the last day of the Second Performance Period was the date of such Qualified Liquidity Event; provided that if the Qualified Liquidation Event occurs prior to the beginning of the Second Performance Period, January 1, 2017 shall be treated as the first day of the Second Performance Period for purposes of this Section I-B.

Schedule 1-B

For the avoidance of doubt, a Qualified Liquidation Event that occurs following the end of the Second Performance Period shall have no effect on the number of Target Restricted Stock Units payable pursuant to this Schedule I-B.

For purposes of this Schedule I-B, the terms set forth below shall have the following respective meanings:

“Beginning Company Share Price” shall be equal to volume weighted average closing price of a share of Common Stock for the 10 trading days preceding the first day of the Second Performance Period.

“Beginning Index Share Price” shall be equal to volume weighted average closing price of the Dow Jones iShares U.S. Oil & Gas Exploration & Production ETF for the 10 trading days preceding the first day of the Second Performance Period.

“Company Share Price Appreciation” shall be equal to the difference between (i) the volume weighted average closing price of a share of Common Stock for the 10 trading days preceding the last day of the Second Performance Period and (ii) the Beginning Company Share Price.

“Index Share Price Appreciation” shall be equal to the difference between (i) the volume weighted average closing price of the Dow Jones iShares U.S. Oil & Gas Exploration & Production ETF for the 10 trading days preceding the last day of the Second Performance Period and (ii) the Beginning Index Share Price.

“Performance Delta” shall be equal to the difference between (A)(i)the Company Share Price Appreciation divided by (ii) the Beginning Company Share Price, expressed as a percentage and (B)(iii)the Index Share Price Appreciation divided by (iv) the Beginning Index Share Price, expressed as a percentage.

Schedule 1-B

Schedule I-C

Performance Condition for the Third Performance Period

The number of Target Restricted Stock Units that vest pursuant to Section 2(a) of the Agreement and this Schedule I-C shall be determined by the achievement of the metrics as shown in the chart below during the 3-year period commencing January 1, 2019 and ending December 31, 2021 (the “Third Performance Period”). Such Vested RSUs, if any, will be settled in accordance with Section 4 of the Agreement.

	Payout as a Percentage of the Target Restricted Stock Units

Performance Delta	Positive Share Price Appreciation	Negative Share Price Appreciation
30 or Greater	200%	100%
25	180%	90%
20	160%	80%
15	140%	70%
10	120%	60%
0	100%	50%
-5	75%	38%
-10	50%	25%
Less than -10.01	0%	0%

Per the chart above, the number of Target Restricted Stock Units earned is based on both the Performance Delta and whether the Company Share Price Appreciation is positive or negative. The achievement of the performance criteria shall be determined by the Committee after the conclusion of the Third Performance Period, but no later than March 15, 2022. If the Company Share Price Appreciation is positive, then the number of Target Restricted Stock Units granted in Section 1 of the Agreement shall be multiplied by the percentage in the column of the chart labeled “Positive Share Price Appreciation” based on the Performance Delta to determine the number of earned Restricted Stock Units (if any); if the Company Share Price Appreciation is negative, then the number of Target Restricted Stock Units granted in Section 1 of the Agreement shall be multiplied by the percentage in the column of the chart labeled “Negative Share Price Appreciation” based on the Performance Delta to determine the number of earned Restricted Stock Units (if any). In determining the level of performance achieved and the number of Restricted Stock Units earned, the Committee will interpolate between the points on the above chart and shall have the discretion to adjust the number of Restricted Stock Units earned upward or downward, but in no event shall more than 200% of the Target Restricted Stock Units be earned.

Qualified Liquidation Event. If a Qualified Liquidation Event occurs, then the number of Target Restricted Stock Units that vest pursuant to Section 2(b) of the Agreement and this Schedule I-C (if any) shall be determined based on the achievement of the performance metrics as described above as if the last day of the Third Performance Period was the date of such Qualified Liquidity

Schedule 1-C

Event; provided, that if the Qualified Liquidation Event occurs prior to the beginning of the Third Performance Period, January 1, 2018 or, if the Qualified Liquidity Event is prior to January 1, 2018, January 1, 2017, shall be treated as the first day of the Third Performance Period for purposes of this Section I-C.

For purposes of this Schedule I-C, the terms set forth below shall have the following respective meanings:

“Beginning Company Share Price” shall be equal to volume weighted average closing price of a share of Common Stock for the 10 trading days preceding the first day of the Third Performance Period.

“Beginning Index Share Price” shall be equal to volume weighted average closing price of the Dow Jones iShares U.S. Oil & Gas Exploration & Production ETF for the 10 trading days preceding the first day of the Third Performance Period.

“Company Share Price Appreciation” shall be equal to the difference between (i) the volume weighted average closing price of a share of Common Stock for the 10 trading days preceding the last day of the Third Performance Period and (ii) the Beginning Company Share Price.

“Index Share Price Appreciation” shall be equal to the difference between (i) the volume weighted average closing price of the Dow Jones iShares U.S. Oil & Gas Exploration & Production ETF for the 10 trading days preceding the last day of the Third Performance Period and (ii) the Beginning Index Share Price.

“Performance Delta” shall be equal to the difference between (A)(i)the Company Share Price Appreciation divided by (ii) the Beginning Company Share Price, expressed as a percentage and (B)(iii)the Index Share Price Appreciation divided by (iv) the Beginning Index Share Price, expressed as a percentage.

Schedule 1-C